NATIONS FUNDS TRUST
Nations Short-Intermediate Government Fund
Nations Government Securities Fund
Nations Strategic Income Fund
Nations Intermediate Municipal Bond Fund
Nations California Municipal Bond Fund
Nations Florida Municipal Bond Fund
Nations Kansas Municipal Income Fund
Nations Tennessee Intermediate Municipal Bond Fund
(the “Funds”)
Supplement dated September 7, 2005
to Prospectuses dated August 1, 2005
     The prospectuses for all share classes of the Funds are hereby supplemented by replacing the sentence following the heading “Principal risks and other things to consider” in each Fund’s description with the following:
One week prior to the reorganization discussed below the Fund will be closed to current or prospective investors with the following exceptions. Investors who purchase shares through the Systematic Investment Plan, Automated Dollar Cost Averaging Feature, Automatic Exchange Feature and reinvestment of dividends will continue to be allowed to purchase shares through those programs through the date of the reorganization. In addition, certain wrap fee accounts, 529 plans, retirement plans and other mutual funds that purchase or offer shares of the Funds will continue to be able to purchase Fund shares through the date of the reorganization. Any prospective investors should consider any costs related to the proposed reorganizations before determining to purchase shares of the Funds.
SUP-47/90379-0905